UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05128

The Swiss Helvetia Fund, Inc.

(Exact name of registrant as specified in charter)

875 Third Avenue 22nd Floor

New York, NY 10022

(Address of principal executive offices) (Zip code)

Carin F. Muhlbaum

Schroder Investment Management North America Inc.

875 Third Avenue 22nd Floor

New York, NY 10022

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 1-800-730-2932

Date of fiscal year end: December 31

Date of reporting period: June 30, 2016

Item 1. Reports to Shareholders.

THE SWISS HELVETIA FUND, INC.

Dear Shareholder:	July 25, 2016

We are pleased to provide the Semi-Annual Report for The Swiss Helvetia Fund, Inc. (the “Fund”) for the six-month period ended June 30, 2016.

Year to date, global financial markets continued to exhibit wide price swings due to lower global growth expectations, central bank policies and geo-political risks. Additionally, the reporting period was marked by the “Brexit” referendum vote, negative interest rates and dovish US monetary policy. This uncertainty reignited a “flight-to-quality” to assets such as gold, the US dollar and the Swiss franc. From a Swiss investments standpoint, a strong local currency tends to put pressure on certain industry segments, which may adversely impact the Fund’s short-term performance. However, over the long-term, we remain optimistic regarding the Swiss economy. Further to this point, Switzerland’s State Secretariat for Economic Affairs expects GDP to expand in 2016 and in 2017, which should provide support for Swiss equity prices.

As we reported in the recent quarterly report, the Fund’s Board of Directors approved revisions to the Fund’s Dividend Reinvestment Plan at a meeting held on March 24, 2016. The revised Plan is set out in the back of this semi-annual report to stockholders. An important feature of the revised Plan is that it is automatic, in contrast to the previous plan. Under terms of the revised Plan, all dividends, capital gains and returns of capital declared will be automatically reinvested in additional shares of the Fund, unless you affirmatively elect to not participate in the revised Plan and to receive cash. The Fund’s annual year-end distributions, if any, to be declared in December 2016 and paid to stockholders in January of 2017, will be subject to the revised Plan.

Our detailed comments regarding the Swiss economy follow in our Management Discussion and Analysis. We also encourage you to visit www.swzfund.com for daily price and performance information, Fund documents and investment updates.

Sincerely,

Mark A. Hemenetz, CFA

President

IMPORTANT INFORMATION CONCERNING

MANAGEMENT DISCUSSION AND ANALYSIS AND PERFORMANCE

Except as otherwise specifically stated, all information and investment team commentary, including portfolio security positions, is as of June 30, 2016. The views expressed in the Management Discussion and Analysis section (the “MD&A”) are those of the Fund’s portfolio manager and are subject to change without notice. They do not necessarily represent the views of Schroder Investment Management North America Inc. The MD&A contains some forward-looking statements providing current expectations or forecasts of future events; they do not necessarily relate to historical or current facts. There can be no guarantee that any forward-looking statement will be realized. We undertake no obligation to publicly update forward-looking statements, whether as a result of new information, future events, or otherwise. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The Fund may buy, sell, or hold any security discussed herein, on the basis of factors described herein or the basis of other factors or other considerations. Fund holdings will change.

Performance quoted represents past performance and does not guarantee or predict future results.

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (As of June 30, 2016)

For the six-month period ended June 30, 2016, the performance of The Swiss Helvetia Fund, Inc. (the “Fund”), as measured by the change in value in the Fund’s net asset value (“NAV”), decreased -2.52% in US dollars (“USD”). For the same period, the Fund’s share price performance decreased -1.99% in USD, as the discount at which the Fund’s shares traded narrowed. This compares with a decrease of -3.53% in the Swiss Performance Index (the “Index” or “SPI”) as measured in USD.

Economic environment during the period under review

Global economic review

Economists lowered expectations for growth of the global economy in 2016. In April, in what has almost become an annual ritual, the International Monetary Fund (“IMF”) downgraded its forecasts for global growth. After those revisions, growth expectations for the current year have fallen below the rate of expansion for global real GDP measured in 2015. After “Brexit,” it seems that no region or major nation could hope that growth in 2016 would be above that of 2015. The downward revision was obviously most pronounced for the UK, where forecasts for 2016 real GDP growth started the year at 2.4%, fell to 2% at the end of March, and exited June at 1.6%. However, the UK’s decision to leave the European Union (“EU”) will likely drive the nation into economic stagnation or even recession over the next couple of years.

Swiss economic review

There seem to be some parallels between the shock that was deeply felt in the UK after the Brexit referendum and the strong appreciation of the Swiss franc after the Swiss National Bank decided in January 2015 to abandon the previously defended floor against the euro of 1.20. Although the currencies of the two nations moved in the opposite direction, some immediate market reactions were very similar: interest rates fell to a new, distinctly lower level; expectations for growth of the domestic economy collapsed; stock indices fell sharply during the first two days after the event, after which a recovery started for companies that are more dependent on the global economy than the domestic market.

Switzerland is still feeling the consequences one and a half years later: GDP has only moderately grown since December 2014. In the first quarter 2016, real GDP growth reached a meager 0.1% when compared to the previous 3 months. This was less than expected, and partly caused by a decrease of government consumption of -0.8%. Private consumption advanced by 0.7%, and exports as well as investments grew each by 2.1%. The official 2016 GDP forecast by the Swiss State Secretariat of Economic Affairs (“SECO”) published in June (before Brexit) was unchanged compared to March at 1.4%. This seems a bit ambitious as we will discuss in the outlook section.

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (As of June 30, 2016) (continued)

Market environment during the period under review

As a reaction to declining oil prices and worries about the state of the Chinese economy, stock markets started the year on a negative spin, reaching a low point in February before recovering from oversold levels due, in part, to firmer economic data and actions of central banks. The S&P 500, the MSCI Europe and the SPI all recovered by about 15% from the low point through the end of May. June was a choppy month in a volatile half year. On June 3, extremely weak payroll numbers were released for the US: only 38,000 jobs were added, later revised to an almost stagnant 11,000 instead of a projected job increase of 168,000. This, and opinion polls showing a higher number of UK voters wanting to leave rather than to remain in the EU, induced a negative stock market reaction. As these polls reversed their trend, markets recovered, only to be surprised by the eventual clear lead of the “leave” camp.

Swiss equities, as measured by the Index, decreased -3.53% in US dollars. Several sectors with a large weight in the Index had negative performance. The banks sector lost -32.49%, personal & household goods shed -19.69%, the insurance sector declined by -11.24%, and healthcare dropped by -3.20%. The defensive sectors, food and telecommunication, advanced by 3.09% and 1.53%, respectively. Rather surprisingly, three cyclical sectors also rose in a declining market. Financial services gained 4.26%, industrial goods added 3.77% and chemicals increased 1.05%. Other sectors in the graph below represent a relatively small weight in the Index.

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (As of June 30, 2016) (continued)

Source: Schroders, Bloomberg, as of June 30, 2016. Performance measured as total return in USD. Sectors mentioned should not be viewed as a recommendation to buy/sell. Portfolio composition is subject to change over time. Investors cannot invest directly in the Index.

Performance

When looking at the Fund’s listed stocks, performance benefited in relative USD terms from some of its larger overweight positions, i.e., Implenia, Belimo, Gategroup, Cembra Money Bank, Bucher Industries, Logitech, and Sunrise. Furthermore, it was positive for relative performance that we had an underweight in UBS, LafargeHolcim and Adecco.

Negative contributions to relative performance came from a number of stocks that the Fund did not own or where it held an underweight position, as the following names outperformed the Index: Nestlé, ABB,

SGS, Givaudan, and Geberi. Small overweight positions in Leonteq and Basilea, plus an overweight in GAM, were also negative for relative performance.

In comparing the Fund’s NAV return of -2.52% to the performance of the Index of -3.53% in USD terms, there was also a notable positive impact from the Fund’s private equity holdings.

As previously discussed, in December 2015, Kuros Biosurgery announced merger plans with Cytos Biotechnology AG, which were completed in January 2016. The value of

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (As of June 30, 2016) (continued)

the now-listed investment, Kuros Biosciences, as of June 30, 2016, including a partial proportion that has been sold during the first half of 2016, is more than three times higher than at the end of the previous calendar year, contributing approximately 0.9% to performance.

Other developments in the Fund’s private equity investments:

•	The fair value of our holding in Novimmune was increased due, in part, to a recent successful funding round.

•	Selfrag’s valuation was lowered upon receipt of information regarding an additional round of financing.
•	Zurmont Madison and Aravis decreased their respective valuations, primarily in response to negative developments regarding certain of their holdings.

Portfolio changes

The Fund’s portfolio turnover, as a percentage of its total net assets, was in line with the level of activity since Schroders took over management of the Fund in July 2014. In total there were 11 purchases and 17 sales of listed equities on a net basis during the first six months of 2016. As of June 30, 2016, there are 38 listed companies held by the Fund and five direct private equity investments, plus two participations in private equity limited partnerships.

New Investments by the Fund

Julius Baer Group Ltd.

Swiss Re AG

Valiant Holding AG

VAT Group AG

Additions to Existing Investments

Aryzta

Cembra Money Bank AG

Forbo Holding AG

Richemont SA

Sunrise Communications Group AG

Syngenta AG

UBS Group AG

Positions Entirely Disposed of

Adecco SA

Dufry AG

Evolva Holding SA

Leonteq AG

Reductions in Existing Investments

Actelion Ltd.

Basilea Pharmaceutica AG

Belimo Holding AG

Bucher Industries AG

Credit Suisse Group AG

DKSH Holding AG

gategroup Holding AG

Implenia AG

Kuros Biosciences AG

Lindt & Sprüngli AG

Lonza Group AG

Nestlé SA

OC Oerlikon Corp. AG

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (As of June 30, 2016) (continued)

We bought a new position in Julius Baer after it announced its settlement with the US Department of Justice related to legacy assets it accepted before 2009. We view Julius Baer as well placed in wealth management thanks to its size and global reach, which we expect will enable it to deliver strong shareholder returns.

We added a new positon in Valiant, a regional bank headquartered in the Swiss capital, Bern, serving retail and business clients. We have been following the steps taken by Valiant’s new CEO over the past two years and have begun to see the first results of efficiency measures that the company has implemented, despite a challenging interest rate environment.

We also added Swiss Re to the portfolio, after its share price weakness. We believe that it is one of the most attractively valued stocks in Switzerland on the basis of its estimated price/earnings ratio of approximately 9x, a price/book ratio of 0.9x and a dividend yield of 5%.

We also added to existing positions in Aryzta, Credit Suisse and UBS during perceived share price weakness.

We increased the Fund’s overweight in Syngenta after ChemChina announced a take-over, as we deem the discount at which the shares trade in regards of the price offered excessive.

We further added to existing investments in Cembra Money Bank, a Swiss consumer credit lender. After the decision of the Swiss Federal Council to lower the cap for consumer credit interest rates, management presented a cost savings plan that has the potential to offset the vast majority of the new regulation’s negative impact. With a dividend yield of approximately 5% and a stable business environment, our view is that the company is attractively valued.

We also increased our position in Sunrise, the second largest telecommunication company in Switzerland. We believe that the Swiss telecommunication market, which is highly concentrated among the top four players, offers an attractive business environment for operators with high brand loyalty and strong returns on investment.

We fully liquidated Adecco, as we fear that new management will shift the strategic focus away from profitability and towards growth. This is underlined by revised mid-term margin targets.

We entirely sold Evolva, Leonteq and Dufry, where we believe the original reason to invest no longer exists.

We took advantage of the strength in share prices of various stocks to reduce our investments where we perceived diminished potential upside.

Outlook and Investment View

In voting to leave the EU on June 23, the UK may have hurt itself from an economic perspective, but at just over 4% of global

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (As of June 30, 2016) (continued)

GDP, the ultimate impact of this decision should not be significant enough to derail the world economy. Easier monetary policy should also help the situation and global growth is only slightly lower on our revised projection.

However, there is the risk that Brexit leads to a domino effect where other countries in the EU hold referendums on their membership with the result that we get a “Frexit”, “Departugal” or “Czechout” (to name a few).

The threat can be seen in the regular Eurobarometer surveys undertaken by the EU, which show that the UK is not the most “Eurosceptic” of its 28 members. The UK is below the EU average in terms of attachment to the EU, ranking alongside Italy whilst three “core” countries, the Netherlands, Finland and Austria, all feel less positive than the UK.1

For Switzerland, Brexit could influence ongoing negotiations with the EU following the Swiss referendum to limit immigration. Whether Britain and Switzerland might ultimately be able to secure special terms regarding free movement of labor is unclear. To date, European officials seem to be united in this question-they say that both countries cannot be part of free trade if they do not accept all other principles, and in particular free movement of labor.

[1]	Source: Standard Eurobarometer report #84 Autumn 2015, Schroders Economics Group.

Another potential contagion of Brexit is the reaction of global financial markets. Falling equity prices and widening bond spreads result in negative wealth effects and an increase in the cost of capital for more risky borrowers which, collectively, could negatively impact confidence, consumption and investment spending. As this has been identified as an immediate risk, central banks have reacted swiftly with the Bank of England promising up to £250 billion in liquidity whilst the US Federal Reserve (“Fed”) has made dollar swap lines available. The Swiss National Bank was allegedly active in the foreign exchange market, supporting the value of the euro and counteracting the strength of the Swiss franc that nevertheless appreciated a few cents against the euro. As a result of central bank actions, interest rates fell, and for the first time the Swiss government bond yield curve turned negative for all maturities—up to the latest expiry in the year 2064.

We do not view these as isolated central bank actions in response to potential contagion risks of Brexit and we think that for some time, the monetary environment might stay much looser than before the event. We still expect the European Central Bank to cut rates again, but we also see more targeting of the periphery through frontloading quantitative easing purchases, or possibly outright monetary transactions. The Fed is now expected to duck a rate increase in September. Although the authorities have moved rates ahead of presidential elections in the past, the volatility created by

THE SWISS HELVETIA FUND, INC.

Management Discussion and Analysis (As of June 30, 2016) (concluded)

the UK referendum alongside the current febrile atmosphere means the central banks will probably wish to keep their heads down. We now expect the next rate rise in December. In Switzerland, we expect central bank intervention to continue in the space of foreign exchange markets rather than further rate cuts. Rate cuts should not be entirely excluded, but we see it as a last resort for the Swiss National Bank.

The equity markets could remain in turmoil, and we note that bank stocks in Europe have corrected sharply, but it should be noted that we do not believe this is a re-run of 2008 where high levels of bank leverage resulted in contagion from one bank to another. In the current episode, there could be several casualties; however, we think it should be easier to ring-fence those and prevent a global crisis.

We have trimmed our outlook for global growth in 2017 to 2.6% from 2.7%. We have also pushed up our inflation forecasts slightly to 2.5% from 2.4%, although the picture here is more mixed as it reflects currency moves. We see a stronger path for the US dollar and Japanese yen as a result of Brexit and this could have a deflationary impact on those economies in 2017.

Also, in Switzerland, the risk of an appreciating currency against the euro and British pound has increased as we expect the Swiss franc to continue its hold as a safe haven. The Swiss National Bank has made clear that it will continue to intervene when necessary, but the question is if at some point it will have to revert to more unconventional actions. SECO’s official 2016 GDP forecast published in June (before Brexit) was unchanged compared to March at 1.4%. This seemed a bit ambitious given the slow start to the year, and we expect downward revisions to a more achievable 0.5-to-1%. We think that the embedded growth of government consumption of more than 2% and export growth of 4% are too high. Overall, we believe an acceleration of GDP growth in 2016 can still be achieved, but the overall risks have increased. In terms of unemployment, we expect a moderate rise from the current level of 3.4%.

Our outlook for equity markets is little changed, and if anything slightly more positive than three months ago. A looser monetary environment and record low bond yields should support equity prices even more. However, there could be partial headwinds from the overall slightly reduced GDP growth expectations and the moderately worsened earnings outlook. Valuation multiples still look demanding and events such as the Brexit decision remind us that market volatility is unlikely to calm down. As active managers, we stick to our strategy: we see the current market as an opportunity to add or increase positions in stocks that appear to have unduly corrected and take profits in stocks that we perceive as too expensive.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited)	June 30, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — 91.99%

Banks — 8.32%

78,100	Cembra Money Bank AG1	$5,463,473	1.62%
	Provides financial services. The company’s services include personal loans, vehicle financing, credit cards, and savings and insurance services. (Cost $4,692,948)

458,700	Credit Suisse Group AG1	4,854,442	1.44%
	A global diversified financial services company with significant activity in private banking, investment banking and asset management. (Cost $8,039,127)

104,000	Julius Baer Group Ltd.[1]	4,143,133	1.23%
Provides private banking services. The company advises on wealth management, financial planning and investments; offers mortgage and other lending, foreign exchange, securities trading, custody and execution services.
	(Cost $4,622,476)

844,400	UBS Group AG	10,895,204	3.24%
	Provides retail banking, corporate and institutional banking, wealth management, asset management and investment banking. (Cost $13,349,132)

No. of Shares	Security	Fair Value	Percent of Net Assets

Banks — (continued)

27,800	Valiant Holding AG	$2,672,418	0.79%
	Provides financial services in Switzerland. The company offers a range of products and services in the areas of retail banking, business banking, private banking and asset management. (Cost $2,871,108)

		28,028,670	8.32%

Biotechnology — 3.38%

22,600	Actelion, Ltd.[1]	3,785,999	1.12%
	Focuses on the discovery, development and commercialization of treatments to serve critical, unmet medical needs. (Cost $978,179)

10,000	Basilea Pharmaceutica AG1	692,363	0.21%
	Conducts research into the development of drugs for the treatment of infectious diseases and dermatological problems. (Cost $670,410)

103,160	Kuros Biosciences AG1	2,901,441	0.86%
	Develops and produces biopharmaceuticals. The company produces vaccines that immunize the patient against disease related proteins. (Cost $1,012,939)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Biotechnology — (continued)

11,400	Lonza Group AG1	$1,886,348	0.56%
	Produces organic fine chemicals, biocides, active ingredients, and biotechnology products. The company operates production sites in China, Europe and the United States. (Cost $826,233)

3,029	NovImmune SA1,2	2,108,049	0.63%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		11,374,200	3.38%

Chemicals — 4.04%

35,400	Syngenta AG	13,593,862	4.04%
	Produces herbicides, insecticides, fungicides, and seeds for field crops, vegetables and flowers. (Cost $11,843,898)

		13,593,862	4.04%

Construction & Materials — 5.06%

2,850	Belimo Holding AG	8,480,959	2.52%
	Market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $5,722,519)

No. of Shares	Security	Fair Value	Percent of Net Assets

Construction & Materials — (continued)

2,000	Forbo Holding AG1	$2,375,282	0.70%
	Produces floor coverings, adhesives, and belts for conveying and power transmission. (Cost $2,300,431)

94,108	Implenia AG	6,201,738	1.84%
Provides construction, civil and underground engineering services. The company’s projects include residential and industrial buildings, tunnels, bridges and roads. The company also provides real estate and facilities management and marketing services.
	(Cost $5,346,740)

		17,057,979	5.06%

Financial Services — 2.10%

275,000	GAM Holding AG1	2,921,628	0.87%
	An independent, well-diversified asset management business, with a focus on the manufacturing and distribution of investment products and services. (Cost $4,731,402)

14,000	VZ Holding AG	4,163,929	1.23%
Provides independent financial advice to private individuals and companies. The company consults on investment, tax and inheritance planning and provides advice regarding insurance products and coverage.
	(Cost $2,298,277)

		7,085,557	2.10%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Food & Beverage — 16.67%

63,855	Aryzta AG1	$2,349,172	0.70%
	A global food business with a leadership position in frozen bakery, par-baked artisan breads as well as a wide range of specialty bakery products. (Cost $3,089,471)

200	Lindt & Sprüngli AG	14,288,647	4.24%
	Major manufacturer of premium Swiss chocolates. (Cost $3,409,877)

512,143	Nestlé SA	39,506,822	11.73%
	One of the world’s largest food and beverage processing companies. (Cost $8,134,704)

		56,144,641	16.67%

Industrial Goods & Services — 7.40%

21,000	Bucher Industries AG	4,912,646	1.46%
	Manufactures food processing machinery, vehicles and hydraulic components. Produces fruit and vegetable juice processing machinery, farming machinery and outdoor equipment. (Cost $6,234,757)

25,000	Burckhardt Compression Holding AG	7,749,949	2.30%
	Produces compressors for oil refining and the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $7,425,952)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

64,000	DKSH Holding AG	$4,184,767	1.24%
	An international marketing and services group. The company offers a comprehensive package of services that includes organizing and running the entire value chain for any product. (Cost $4,200,628)

45,000	Feintool International Holding AG1	4,258,879	1.27%
Manufactures integrated systems for fineblanking and forming technologies. The company produces presses and special tooling capable of manufacturing precision parts, automation systems, riveting machines and extruded plastic and metal components.
	(Cost $4,049,293)

205,000	OC Oerlikon Corp. AG1	1,797,064	0.53%
Produces industrial equipment to manufacture solar energy modules, place coatings, extract processing gases, manufacture textiles, and transmit power using mechatronic driveline components.
	(Cost $2,432,382)

28,500	SFS Group AG1	2,005,415	0.60%
Provides automotive products, building and electronic components, flat roofing, and solar fastening systems. The company operates production facilities in Asia, Europe and North America.
	(Cost $1,849,976)

		24,908,720	7.40%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Insurance — 3.36%

5,500	Helvetia Holding AG	$2,859,526	0.85%
	Provides a broad range of life, casualty, liability, accident and transportation insurance. (Cost $2,505,562)

22,450	Swiss Life Holding AG1	5,159,675	1.53%
	Provides life insurance and institutional investment management. (Cost $5,184,471)

38,000	Swiss Re AG	3,305,789	0.98%
Provides reinsurance, insurance and insurance linked financial market products. The company offers automobile, liability, accident, engineering, marine, aviation, life and health insurance.
	(Cost $3,304,011)

		11,324,990	3.36%

Machinery — 0.53%

28,293	VAT Group AG1	1,791,909	0.53%
Developer, manufacturer and supplier of vacuum valves, multi-valve modules and edge-welded bellows for use in semiconductor, display and solar panel manufacturing. The company provides its products around the world.
	(Cost $1,348,639)

		1,791,909	0.53%

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Equipment — 4.48%

56,000	Sonova Holding AG	$7,415,315	2.20%
	Designs and produces wireless analog and digital in-the-ear and behind-the-ear hearing aids and miniaturized voice communications systems. (Cost $8,573,645)

3,731	Spineart SA1,2	1,277,816	0.38%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,328)

41,000	Tecan Group AG	6,388,627	1.90%
	Manufactures and distributes laboratory automation components and systems. The products are mainly used by research and diagnostic laboratories. (Cost $3,806,154)

		15,081,758	4.48%

Personal & Household Goods — 5.34%

178,250	Compagnie Financiere Richemont SA	10,383,584	3.08%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments and men’s and women’s wear. (Cost $12,776,608)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Personal & Household Goods — (continued)

133,000	Swatch Group AG	$7,597,465	2.26%
	Manufactures finished watches, movements and components. Produces components necessary to its various watch brand companies. The company also operates retail boutiques. (Cost $11,939,430)

		17,981,049	5.34%

Pharmaceuticals — 24.77%

530,000	Novartis AG	43,604,496	12.95%
	One of the leading manufacturers of branded and generic pharmaceutical products. (Cost $10,426,546)

151,500	Roche Holding AG	39,826,678	11.82%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs to treat cardiovascular, infectious and autoimmune diseases and for other areas including dermatology and oncology.
	(Cost $8,841,735)

		83,431,174	24.77%

No. of Shares	Security	Fair Value	Percent of Net Assets

Technology — 3.21%

170,000	Airopack Technology Group AG1	$1,875,898	0.56%
Develops and patents packaging solutions. The company has developed a technology for filling liquids, powders, gases and products of average-to-high viscosity (such as gels, creams or foam) into recyclable plastic packaging.
	(Cost $1,796,441)

550,000	Logitech International SA	8,920,140	2.65%
Engages in the development and marketing of hardware and software products that enable or enhance digital navigation, music and video entertainment, gaming, social networking and audio and video communication.
	(Cost $7,355,580)

		10,796,038	3.21%

Telecommunications — 1.95%

102,800	Sunrise Communications Group AG1	6,563,498	1.95%
Provides a broad range of telecommunications services and equipment. The company offers mobile and wired phone services, broadband internet, cable television services, mobile phones, tablet computers and related equipment.
	(Cost $7,266,158)

		6,563,498	1.95%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stock — (continued)

Travel & Leisure — 1.38%

88,000	gategroup Holding AG1	$4,642,989	1.38%
Provides a wide range of services for airlines. The company specializes in catering and hospitality, provisioning and logistics and onboard solutions to companies that serve people on the move. The company’s other customers include railroads and hotels.
	(Cost $2,860,403)

		4,642,989	1.38%

	Total Common Stock (Cost $202,292,679)	309,807,034	91.99%

Preferred Stock — 0.91%

Biotechnology — 0.78%

8,400	Ixodes AG, Series B1,2,3	439,573	0.13%
	Develops and produces a topical product for the treatment of borreliosis infection and the prevention of Lyme disease from a tick bite. (Cost $2,252,142)

3,162	NovImmune SA, Series B1,2	2,200,612	0.65%
	Discovers and develops therapeutic monoclonal antibodies to treat patients suffering from immune-related disorders. (Cost $2,062,307)

		2,640,185	0.78%

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — 0.07%

500,863	SelFrag AG Class A1,2	$246,781	0.07%
	Designs, manufactures and sells industrial machines and processes using selective fragmentation technology. (Cost $1,932,198)

		246,781	0.07%

Medical Equipment — 0.06%

83,611	EyeSense AG, Series A Preferred[1,2]	199,115	0.06%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self-diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		199,115	0.06%

	Total Preferred Stock (Cost $9,253,695)	3,086,081	0.91%

Private Equity Limited Partnerships — 1.87%

Biotechnology — 0.35%

	Aravis Biotech II, Limited Partnership[1,2,3] (Cost $2,746,560)	1,194,931	0.35%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (continued)	June 30, 2016

No. of Shares	Security	Fair Value	Percent of Net Assets
Private Equity Limited Partnerships — (continued)

Diversified Industries — 1.52%

	Zurmont Madison Private Equity, Limited Partnership[1,2,3] (Cost $8,760,995)	$5,103,574	1.52%

	Total Private Equity Limited Partnerships (Cost $11,507,555)	6,298,505	1.87%

	Total Investments* (Cost $223,053,929)	319,191,620	94.77%

	Other Assets Less Liabilities	17,597,717	5.23%

	Net Assets	$336,789,337	100.00%

[1]	Non-income producing security.
[2]

Illiquid. There is not a public market for these securities in the United States or in any foreign jurisdiction, including Switzerland. Securities are priced at Fair Value in accordance with the Fund’s valuation policy and procedures. At the end of the period, the aggregate Fair Value of these securities amounted to $12,770,451 or 3.8% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, Limited Partnership	July 31, 2007 – December 16, 2015	$2,746,560
EyeSense AG – Preferred Shares A	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011 – June 1, 2012	2,252,142
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
SelFrag AG – Class A – Preferred Shares	December 15, 2011 – January 28, 2014	1,932,198
Spineart SA – Common Shares	December 22, 2010	2,623,328
Zurmont Madison Private Equity, Limited Partnership	February 28, 2008 – October 26, 2015	8,760,995

		$24,935,687

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments by Industry (Unaudited) (concluded)	June 30, 2016

[3]

Affiliated Company. An affiliated company is a company in which the Fund has ownership of at least 5% of the company’s outstanding voting securities or an equivalent interest in the company. Details related to affiliated company holdings are as follows:

Name of Issuer	Fair Value as of 12/31/15	Gross Additions	Gross Reductions	Fair Value as of 06/30/16
Aravis Biotech II, Limited Partnership	$1,406,802	$—	$(262,060)	$1,194,931
Ixodes AG – Preferred Shares B	427,804	—	—	439,573
Zurmont Madison Private Equity, Limited Partnership	5,395,794	—	—	5,103,574

	$7,230,400	$—	$(262,060)	$6,738,078

*	Cost for Federal income tax purposes is $223,123,780 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$128,403,148
Gross Unrealized Depreciation	(32,335,308)

Net Unrealized Appreciation (Depreciation)	$96,067,840

PORTFOLIO HOLDINGS
% of Net Assets as of June 30, 2016
Common Stock
Pharmaceuticals	24.77%
Food & Beverage	16.67%
Banks	8.32%
Industrial Goods & Services	7.40%
Personal & Household Goods	5.34%
Construction & Materials	5.06%
Medical Equipment	4.48%
Chemicals	4.04%
Biotechnology	3.38%
Insurance	3.36%
Technology	3.21%
Financial Services	2.10%
Telecommunications	1.95%
Travel & Leisure	1.38%
Machinery	0.53%
Preferred Stock
Biotechnology	0.78%
Industrial Goods & Services	0.07%
Medical Equipment	0.06%
Private Equity Limited Partnerships
Diversified Industries	1.52%
Biotechnology	0.35%
Other Assets Less Liabilities	5.23%

100.00%

TOP 10 PORTFOLIO HOLDINGS
% of Net Assets as of June 30, 2016
Novartis AG	12.95%
Roche Holding AG	11.82%
Nestlé SA	11.73%
Lindt & Sprüngli AG	4.24%
Syngenta AG	4.04%
UBS Group AG	3.24%
Compagnie Financiere Richemont SA	3.08%
Logitech International SA	2.65%
Belimo Holding AG	2.52%
Burckhardt Compression Holding AG	2.30%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities (Unaudited)	June 30, 2016

Assets:
Investments in unaffiliated issuers, at value (cost $209,294,232)	$312,453,542
Investments in affiliated issuers, at value (cost $13,759,697)	6,738,078

Total Investments, at value (cost $223,053,929)	319,191,620

Cash	4,795,411
Foreign currency (cost $10,531,357)	10,627,755
Tax reclaims receivable	2,451,041
Prepaid expenses	155,947

Total assets	337,221,774

Liabilities:
Advisory fees payable	186,758
Directors’ fees payable	61,374
Other fees and expenses payable	184,305

Total liabilities	432,437

Net assets	$336,789,337

Composition of Net Assets:
Paid-in capital	238,276,331
Accumulated undistributed net investment income	6,569,897
Accumulated net realized loss from investments and foreign currency transactions	(4,278,213)
Net unrealized appreciation on investments, foreign currency, and foreign currency translations	96,221,322

Net assets	$336,789,337

Net Asset Value Per Share:
($336,789,337 ÷ 28,081,712 shares outstanding, $0.001 par value: 50 million shares authorized)	$11.99

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations (Unaudited)	For the Six Months Ended June 30, 2016

Investment Income:
Dividends (less of foreign tax withheld of $857,346)	$7,113,452

Total income	7,113,452

Expenses:
Investment advisory fees (Note 2)	1,117,157
Administration fees (Note 3)	45,427
Directors’ fees and expenses	271,123
Professional fees (Note 3)	220,795
Printing and shareholder reports	62,201
Insurance fees	58,280
Delaware franchise tax fees	45,000
Custody fees (Note 3)	21,002
Transfer agency fees (Note 3)	15,906
Miscellaneous expenses	34,785

Total expenses	1,891,676

Net investment Income	5,221,776

Realized and Unrealized Gains (Loss) on Investments and Foreign Currency:
Net realized gain (loss) from:
Investments in unaffiliated issuers	(7,171,897)
Investments in affiliated issuers	15,875
Foreign currency transactions	(89,824)

Total net realized gain (loss) from unaffiliated and affiliated issuers and foreign currency transactions	(7,245,846)

Net change in unrealized appreciation (depreciation) from:
Investments in unaffiliated issuers	(6,094,776)
Investments in affiliated issuers	(246,137)
Foreign currency and foreign currency translations	146,575

Total net change in unrealized appreciation (depreciation) from unaffiliated and affiliated issuers, foreign currency and foreign currency translations	(6,194,338)

Net Realized and Unrealized Loss on Investments and Foreign Currency	(13,440,184)

Net Decrease in Net Assets from Operations	$(8,218,408)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Changes in Net Assets

For the Six Months Ended June 30, 2016[1]	For the Year Ended December 31, 2015

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$5,221,776	$2,981,813
Total net realized gain (loss) from unaffiliated and affiliated issuers and foreign currency transactions	(7,245,846)	15,645,458
Total net change in unrealized appreciation (depreciation) from unaffiliated and affiliated issuers, foreign currency and foreign currency translations	(6,194,338)	(10,446,168)

Net increase (decrease) in net assets from operations	(8,218,408)	8,181,103

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	—	(951,145)
Net realized capital gain	—	(18,876,906)

Total distributions to stockholders	—	(19,828,051)

Capital Share Transactions:
Value of shares issued in reinvestment of dividends and distributions	3,312,015	15,770,613
Value of shares repurchased through stock repurchase program (Note 6)	(2,435,861)	(448,965)

Total increase from capital share transactions	876,154	15,321,648

Total increase (decrease) in net assets	(7,342,254)	3,674,700

Net Assets:
Beginning of period	344,131,591	340,456,891

End of period (including accumulated net investment income of $6,569,897 and $1,348,121, respectively)	$336,789,337	$344,131,591

[1]	Unaudited

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Six Months Ended June 30, 2016[1]	For the Years Ended December 31,
		2015	2014	2013	2012	2011
Per Share Operating Performance:
Net asset value at the beginning of the period	$12.30	$12.78	$15.46	$12.99	$11.54	$15.42

Income from Investment Operations:
Net investment income[2]	0.19	0.11	0.08	0.08	0.16	0.17
Net realized and unrealized gain (loss) on investments[3]	(0.51)	0.12	(0.40)	3.45	1.42	(2.04)

Total from investment activities	(0.32)	0.23	(0.32)	3.53	1.58	(1.87)

Gain from capital share repurchases	0.01	—	—	0.03	—	0.02
Gain from tender offer	—	—	0.05	—	—	0.02
Capital change resulting from the issuance of fund shares	—	—	(0.03)	—	(0.06)	(0.07)

Less Distributions:
Dividends from investment income and net realized gains from foreign currency transactions	—	(0.03)	(0.04)	(0.07)	(0.06)	(0.18)
Distributions from net realized capital gains	—	(0.68)	(2.34)	(1.02)	(0.01)	(1.80)

Total distributions	—	(0.71)	(2.38)	(1.09)	(0.07)	(1.98)

Net asset value at end of period	$11.99	$12.30 [4]	$12.78 [5]	$15.46 [6]	$12.99	$11.54

Market value per share at the end of period	$10.35	$10.56	$11.14	$13.95	$11.29	$9.95

Total Investment Return:[7,8]
Based on market value per share	(1.99)%	1.41%	(3.66)%	33.10%	14.17%	(13.03)%
Based on net asset value per share	(2.52)%	2.96%[4]	(0.27)%[5]	28.18%[6]	13.26%	(11.43)%
Ratios to Average Net Assets:[9]
Net expenses	1.15%	1.15%	1.41%	1.30%	1.44%	1.32%
Gross expenses	1.15%	1.15%	1.41%	1.30%	1.44%	1.33%[10]
Net investment income	3.17%	0.81%	0.52%	0.57%	1.32%	1.19%
Supplemental Data:
Net assets at end of period (000’s)	$336,789	$344,132	$340,457	$471,888	$402,280	$343,864
Average net assets during the period (000’s)	$330,939	$368,969	$426,661	$456,196	$376,713	$439,369
Portfolio turnover rate	9%	23%	48%	45%	61%	55%

[1]	Unaudited.
[2]	Calculated using the average shares method.
[3]	Includes net realized and unrealized currency gain and losses.
[4]

The net assets value per share (“NAV”) for financial reporting purposes, $12.30, differs from the NAV reported on December 31, 2015, $12.33 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[5]

The NAV for financial reporting purposes, $12.78, differs from the NAV reported on December 31, 2014, $12.82 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[6]

The NAV for financial reporting purposes, $15.46, differs from the NAV reported on December 31, 2013, $15.39 due to adjustments made in accordance with accounting principles generally accepted in the United States of America.

[7]	Total investment return based on market value differs from total investment return based on net assets value due to changes in relationship between Fund’s market price and its NAV per share.
[8]	Not annualized for periods less than one year.
[9]	Annualized for periods less than one year.
[10]	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
See	Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited)

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price on the securities exchange or national securities market on which such securities primarily are traded (the “Primary Market”) prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded on a day on which the Fund calculates its NAV, the Fund uses the mean between the bid and asked prices for that day. If there are no asked quotations for such a security, the value of such security will be the most recent bid quotation on the Primary Market on that day. On any day when a security’s Primary Market is closed because of a local holiday or other scheduled closure, but the New York Stock Exchange is open, the Fund may use the prior day’s closing prices to value such security regardless of the length of the scheduled closing.

When valuing fixed-income securities, if any, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If there is no current bid price for a fixed-income security, the value of such security will be the mean between the last quoted bid and asked prices on that day. Overnight and certain other short-term fixed-income securities with maturities of less than 60 days will be valued by the amortized cost method, unless it is determined that the amortized cost method would not represent the fair value of such security.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish procedures to provide for the valuation of the Fund’s portfolio holdings. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value.

Swiss exchange-listed options, including Eurex-listed options, are valued at their most recent sale price (latest bid for long options and the latest ask for short options) on the Primary Market, or if there are no such sales, at the average of the most recent bid and asked quotations on such Primary Market, or if such quotations are not available, at the last bid quotation (in the case of purchased options) or the last asked quotation (in the case of written options). If, however, there are no such quotations, such options will be valued using the implied volatilities observed for similar options or from aggregated data as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction. Option contracts that are neither exchange-listed nor traded in the over-the-counter market, and where no broker can provide a quote or approved pricing vendor a price, may be valued using the implied volatilities observed for similar instruments or from aggregated market data received from services (e.g., Bloomberg) as an input to a widely-accepted model.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The Fund is permitted to invest in investments that do not have readily available market quotations. For such investments, the Act requires the Board to determine their Fair Value. The aggregate value of these investments amounted to $12,770,451, or 3.8% of the Fund’s net assets at June 30, 2016, and are listed in Note 2 to the Schedule of Investments.

Various inputs are used to determine the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as June 30, 2016:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Investments valued at NAV**	Total
Investments in Securities*
Common Stock	$306,421,169	$—	$3,385,865	$—	$309,807,034
Preferred Stock	—	—	3,086,081	—	3,086,081
Private Equity Limited Partnership	—	—	—	6,298,505	6,298,505

Total Investments in Securities	$306,421,169	$—	$6,471,946	$6,298,505	$319,191,620

*	Please see the Schedule of Investments for industry classifications.
**	The Fund adopted Accounting Standards Update 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”) on January 1, 2016. As of June 30, 2016 certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07. The fair value amount presented in this table is intended to permit reconciliation of the amounts presented in the fair value hierarchy to the amounts presented in the statement of assets and liabilities.

Level 3 securities, which are listed in Note 2 to the Schedule of Investments, consist of the Fund’s investments in privately-held companies.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. Although these valuation inputs may be observable in the marketplace as is characteristic of Level 2 investments, the privately-held companies, categorized as Level 3 investments, generally are highly illiquid in terms of resale.

The Fund values its investments in its two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates to the partnerships’ audited financial statements. In using the unadjusted NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis. The table below summarizes the techniques and unobservable inputs for the valuation of Level 3 investments.

Quantitative Information about certain Level 3 Fair Value Measurements
	Fair Value at June 30, 2016	Valuation Technique	Unobservable inputs	Range[1]
Privately-held companies
Biotechnology
NovImmune SA—Common Shares	$2,108,049	Market approach	Recent round of financing	N/A
NovImmune SA—Preferred Shares	2,200,612	Market approach	Recent round of financing	N/A
Ixodes AG—Preferred Shares	439,573	Discounted cash flow	Discount rate	14%-16%
			Probability of success rate on research and development	40%-60%
Industrial Goods & Services
SelFrag AG, Class A, Series C—Preferred Shares	246,781	Market approach	Recent round of financing	N/A
Medical Equipment
EyeSense AG—Preferred Shares	199,115	Market approach	Recent round of financing	N/A
Spineart SA—Common Shares	1,277,816	Market approach Discounted cash flow	Peer group revenue multiples Discount rate	3.0x-4.0x 14%
Total	$6,471,946

[1]

Significant changes in any of these ranges would result in a significantly higher or lower fair value measurement. Generally, a change in the probability of success rate on research and development is accompanied by a directionally similar change in fair value. Conversely, a change in the discount rate is accompanied by a directionally opposite change in fair value.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The Fund’s policy is to disclose transfers between Levels based on their market prices as of the beginning of the period.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock	Preferred Stock	Private Equity Limited Partnerships	Total
Balance as of December 31, 2015	$3,003,892	$3,361,638	$6,802,596	$13,168,126
Change in Unrealized Appreciation/Depreciation (a)	680,714	623,544	(257,906)	1,046,352
Net Realized Gain (Loss)	—	—	15,875	15,875
Gross Purchases (b)	—	—	—	—
Gross Sales (b)	—	—	(262,060)	(262,060)
Transfer Out of Level 3 (c)	(298,741)	(899,101)	(6,298,505)	(7,496,347)

Balance as of June 30, 2016	$3,385,865	$3,086,081	$—	$6,471,946

(a)	The noted amounts of change in unrealized appreciation/depreciation relate to the fair value of Level 3 assets held on June 30, 2016.

(b)	For private equity limited partnership investments, Gross Purchases represents contributions of capital and Gross Sales represents capital distributions.

(c)

On January 20, 2016, Kuros Biosurgery AG completed a previously announced combination with Cytos Biotechnology AG, forming a new company, Kuros Biosciences AG, the shares of which trade on the SIX Swiss Exchange under the symbol KURN SW. As a result of this corporate action, the Fund received common shares of Kuros Biosciences in exchange for both its common and preferred shares held of Kuros Biosurgery.

The Fund adopted Accounting Standards Update 2015-07, Fair Value Measurement (Topic 820): Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent) (“ASU 2015-07”) on January 1, 2016. As of June 30, 2016 certain of the Fund’s investments were valued using net asset value (“NAV”) per share (or its equivalent) as a practical expedient for fair value and have been excluded from the fair value hierarchy in accordance with ASU 2015-07.

C. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

Distributions received from securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment and/or as a realized gain.

D. Distributions

The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on the ex-dividend date.

E. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund files federal tax returns which remain open for examination generally for the current year and the three prior years. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

F. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund’s assets are invested primarily in Swiss equities. In addition, the Fund can make its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund’s NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars, resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown in the Fund’s financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency translations resulting in realized and unrealized gain or loss are disclosed separately.

G. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

H. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the Swiss franc relative to the U.S. dollar, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region expose the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

Note 2—Fees and Transactions with Affiliates

Schroder Investment Management North America Inc. (“SIMNA”) and its affiliate, Schroder Investment Management North America Limited (“SIMNA Ltd” and together with SIMNA, “Schroders”), serve as the Fund’s investment adviser and investment sub-adviser,

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

respectively. The Fund pays SIMNA an annual advisory fee of 0.70% of the Fund’s average month-end net assets up to $250 million, 0.60% of such assets in excess of $250 million and up to $350 million, 0.55% of such assets in excess of $350 million and up to $450 million, 0.50% of such assets in excess of $450 million and up to $550 million, and 0.45% of such assets in excess of $550 million. As compensation for its investment sub-advisory services, SIMNA Ltd receives 49.5% of the advisory fee paid by the Fund to SIMNA.

Prior to July 1, 2014, Hottinger Capital Corp. (“HCC”) served as the Fund’s investment adviser. Under that agreement, the Fund paid HCC an annual advisory fee based on its month-end assets which accrued daily and was calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of the next $200 million and 0.45% of such assets in excess of $800 million.

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or Schroders (“Non-Interested Directors”), $40,982 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $54,682 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $46,884. In addition, the Fund pays each Non-Interested Director $1,300 for each Board meeting attended and pays each Non-Interested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. The Board or a Committee may establish ad hoc committees or subcommittees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value determined to be added to the Fund.

Note 3—Other Service Providers

American Stock Transfer & Trust Company is the Fund’s transfer agent. JPMorgan Chase Bank, N.A. serves as the Fund’s custodian and also provides certain administration and portfolio accounting services to the Fund. The Fund pays these service providers’ fees, which are accrued daily and paid monthly.

In addition to its other service provider fees, the Fund incurs certain professional fees, including fees of its outside legal counsel and legal counsel to the Fund’s Non-Interested Directors as well as fees of its independent registered public accounting firm. Those fees vary depending on the nature of the Fund’s activities each year.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. Transactions in capital shares were as follows:

	For the Six Months Ended June 30, 2016		For the Year Ended December 31, 2015
	Shares	Amount	Shares	Amount
Dividends Reinvested	344,643	$3,312,015	1,370,659	$15,770,613
Repurchased through Stock Repurchase Program (Note 6)	(241,789)	(2,435,861)	(39,817)	(448,965)

Net Increase/(Decrease)	102,854	$876,154	1,330,842	$15,321,648

Note 5—Federal Income Tax and Investment Transactions

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be updated at the Fund’s fiscal year-end.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (continued)

The tax character of distributions paid during 2015 was as follows:

Ordinary Income	$2,788,786
Long Term Capital Gains	17,039,265

Total	$19,828,051

Under current tax law, capital losses and specified ordinary losses realized after October 31 may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had $1,115,465 of short-term deferred post-October 2015 capital and currency losses which will be treated as arising on the first business day following the fiscal year ended December 31, 2015.

Capital loss carryovers retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. At December 31, 2015, the Fund had no capital loss carryovers.

At December 31, 2015, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$626,238
Undistributed Long-Term Capital Gains	5,073,297
Current Late-Year Loss Deferral	(1,115,465)
Unrealized Appreciation	102,147,344

Total	$106,731,414

The differences between book basis and tax basis distributable earnings are primarily attributable to tax deferral of wash sales and investments in partnerships.

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the six months ended June 30, 2016 were $30,207,749 and $39,497,682, respectively.

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange in 1999. The Board has authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year, except for 2014. The principal purpose of the stock repurchase program has been to enhance stockholder value by increasing the Fund’s NAV per share without adversely affecting the Fund’s expense ratio.

On December 8, 2015, the Fund announced the Board’s approval of the continuation of the Fund’s stock repurchase program. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares. During the six months ended June 30, 2016, the Fund repurchased and retired 241,789 shares at an average price of $10.07 per share (including brokerage commissions) and at a weighted average discount of 13.9%. These repurchases had a total cost of $2,435,861 (including brokerage commissions). This difference between the Fund’s NAV and the price of the repurchases resulted in an increase to the Fund’s NAV of $0.01 per share.

The Fund intends to repurchase shares of its common stock, at such times and in such amounts as is deemed advisable and in accordance with applicable law, subject to various factors, including the limitations imposed by the federal securities laws

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (Unaudited) (concluded)

governing the repurchase of an issuer’s stock by the issuer and the ability of the Fund to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner.

Note 7—Tender Offer

On December 3, 2013, the Fund announced a one-time tender offer program (the “Program”), which was approved by the Fund’s Board. Commencing on January 10, 2014, the Fund conducted a tender offer (the “Offer”) to its stockholders in accordance with the Program. Pursuant to the Offer, the Fund offered to purchase up to 15% of its issued and outstanding shares of common stock at a price equal to 95% of its NAV per share, as determined by the Fund on February 12, 2014. The Offer terminated on February 11, 2014.

Approximately 19,260,691 shares of the Fund’s common stock, or approximately 63% of the Fund’s issued and outstanding common stock, were tendered in the Offer. As a result, the Offer was oversubscribed and, pursuant to the terms of the Offer, not all of the shares that were tendered were accepted for payment by the Fund. Under the final proration calculation, approximately 23.8% of the Fund’s shares that were tendered were accepted for payment. The Fund repurchased and retired $4,579,480 shares at a price of $14.93 per share, resulting in an aggregate repurchase price of $68,371,636. This difference between the Fund’s NAV and the repurchase price resulted in a gain to the Fund of $1,511,228, or a $0.05 increase to the Fund’s NAV per share.

Note 8—Capital Commitments

As of June 30, 2016, the Fund maintains illiquid investments in two private equity limited partnerships. These investments appear in the Fund’s Schedule of Investments. The Fund’s capital commitments for these partnerships are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitment*
Private Equity Limited Partnership—International (a)
Aravis Biotech II, Limited Partnership	$3,336,071	$193,158
Zurmont Madison Private Equity, Limited Partnership	14,370,766	4,171,417	(b)

*	The original capital commitment represents 3,250,000 and 14,000,000 Swiss francs for Aravis Biotech II, LP and Zurmont Madison PrivateEquity LP, respectively. The unfunded commitment represents 188,175 and 4,063,794 Swiss francs, respectively. The Swiss franc/U.S. dollar exchange rate as of June 30, 2016 was used for conversion and equaled 0.97420 as of such date.

(a)	This category consists of two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two limited partnerships. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of the limited partnership.

(b)	Although the Fund’s unfunded commitment amount generally cannot be used to fund new investments, the Fund may be required to make payments to the partnership up to the amount of the Fund’s unfunded commitment for purposes of, among other things, meeting ongoing partnership expenses and obligations, the general partner’s profit share, and other costs related to the partnership’s portfolio investments, and, to a limited extent, to make certain follow-on investments.

Note 9—Subsequent Events

Management has evaluated subsequent events through the date financial statements were issued. Based on the evaluation, no additional disclosure or adjustments were required to the financial statements as of June 30, 2016.

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Results of Annual Meeting of Stockholders

As of April 28, 2016, the record date for the Fund’s 2016 Annual Meeting of Stockholders held on June 23, 2016, there were 28,167,077 shares of the Fund’s common stock eligible to vote. At the Meeting, a quorum was present in person or by proxy and the Fund’s shares were voted on the Proposals presented to the Fund’s stockholders as follows:

1. To elect Jean-Marc Boillat as a Class I Director to serve for a three-year term until the 2019 Annual Meeting of Stockholders:

For	Withhold Authority	Approval (%)
16,668,008	8,739,965	65.60%

2. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the year ending December 31, 2016:

For	Against	Abstain	Approval (%)
24,932,823	208,031	267,118	98.13%

3. To approve a stockholder proposal asking the Fund to take the steps necessary to reorganize the Board of Directors into one class with each Director subject to election each year, as outlined in the Fund’s proxy materials:

For	Against	Abstain	Approval (%)
15,352,658	3,033,760	320,534	82.07%

Approval percentages are based on the total number of votes cast on a particular Proposal and not on the total number of shares present at the Meeting or the total number of shares of the Fund outstanding. If they were, the approval percentages would be lower, as not all shares eligible to vote on each Proposal did so.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 available, without charge and upon request, by calling (800) 730-2932 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited)

Terms and Conditions

Pursuant to this Automatic Dividend Reinvestment Plan (the “Plan”) of The Swiss Helvetia Fund, Inc. (the “Fund”), unless a holder (each, a “Shareholder”) of the Fund’s shares of common stock (the “Common Shares”) otherwise elects, all income dividends, capital gain distributions and returns of capital, if any (collectively referred to herein as “dividends”), on such Shareholder’s Common Shares will be automatically reinvested by American Stock Transfer & Trust Company, as agent for Shareholders in administering the Plan (the “Plan Administrator”), in additional Common Shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends payable in cash directly to the Shareholder of record (or, if the Common Shares are held in street or other nominee name, then to such nominee) by American Stock Transfer & Trust Company LLC, as the Dividend Disbursing Agent. Shareholders may elect not to participate in the Plan and to receive all dividends in cash by contacting the Plan Administrator. Enrollment, purchase or sales of shares and other transactions or services offered by the Plan can be directed to the Plan Administrator through the following:

Telephone

Telephone the Plan Administrator: 1-888-556-0425.

In Writing

You may also write to the Plan Administrator at the following address: American Stock Transfer & Trust Company, PO Box 922, Wall Street Station, New York, NY 10269-0560. Be sure to include your name, address, daytime phone number, social security or tax I.D. number and a reference to The Swiss Helvetia Fund, Inc. on all correspondence.

Participation in the Plan is completely voluntary and may be terminated at any time without penalty by providing notice in writing to the Plan Administrator at least 3 business days prior to any dividend payment date for that dividend to be payable in cash. A request for termination that is received less than 3 business days prior to any dividend payment date will be processed by the Plan Administrator, but you will have that dividend reinvested in additional Common Shares. However, all subsequent dividends will be payable in cash unless and until you resume participation in the Plan. To resume participation in the Plan, your request to enroll in the Plan must be received by the record date for that dividend distribution. If received after the record date, your participation in the Plan will begin with the next dividend declaration.

Whenever the Fund declares a dividend, payable either in Common Shares or in cash, participants in the Plan will receive a number of Common Shares determined in accordance with the following provisions and non-participants in the Plan will receive cash. The Common Shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through the receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange, the primary national securities exchange on which the Common Shares are traded, or elsewhere.

If, on the payment date for any dividend, the net asset value (“NAV”) per Common Share is equal to or less than the market price per Common Share (plus estimated brokerage trading fees) (such condition being referred to herein as “market premium”), the Plan Administrator will

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (continued)

invest the dividend amount in newly issued Common Shares on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV per Common Share on the date the Common Shares are issued, provided that, if the NAV per Common Share is less than or equal to 95% of the then current market price per Common Share on the date of issuance, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of shares issuable under the Plan.

If, on the payment date for any dividend, the NAV per Common Share is greater than the market price of the Common Shares (plus estimated brokerage trading fees) (such condition being referred to herein as “market discount”), the Plan Administrator will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

In the event of a market discount on the payment date for any dividend, the Plan Administrator will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or in no event more than 30 days after the record date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. If, before the Plan Administrator has completed its open-market purchases, the market price of a Common Share exceeds the NAV per Common Share, the average per Common Share purchase price paid by the Plan Administrator may exceed the NAV of the Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, if the Plan Administrator is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the NAV per Common Share at the close of business on the last purchase date provided that, if the NAV is less than or equal to 95% of the then current market price per Common Share, the dollar amount of the dividend will be divided by 95% of the market price on the date of issuance for purposes of determining the number of Common Shares issuable under the Plan.

The Plan Administrator maintains all registered Shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by Shareholders for tax records. Common Shares in the account of each Plan participant generally will be held by the Plan Administrator in non-certificated form in the name of the Plan participant, although the Plan Administrator will issue certificates for whole Common Shares upon your request. Certificates for fractional Common Shares will not be issued.

In the case of Shareholders such as banks, brokers or nominees that hold Common Shares for others who are the beneficial owners, the Plan Administrator will administer the Plan on the basis of the number of Common Shares certified from time to time by the record Shareholder and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund as a result of dividends payable either in Common Shares or in cash. However, each participant will

THE SWISS HELVETIA FUND, INC.

Automatic Dividend Reinvestment Plan (Unaudited) (concluded)

pay a pro rata share of brokerage trading fees incurred with respect to the Plan Administrator’s open-market purchases of Common Shares in connection with the reinvestment of dividends under the Plan.

Participants in the Plan may sell any or all of their Common Shares in their Plan accounts by contacting the Plan Administrator. The Plan Administrator currently charges $15.00 for the transaction, plus $0.10 per Common Share for this service. Participants also may withdraw their Common Shares from their Plan accounts and sell those Common Shares through their broker.

Neither the Fund nor the Plan Administrator will provide any advice, make any recommendations, or offer any opinion with respect to whether or not you should purchase or sell your Common Shares or otherwise participate in the Plan. You must make independent investment decisions based on your own judgment and research. The Common Shares held in Plan accounts are not subject to protection under the Securities Investor Protection Act of 1970.

Neither the Fund nor the Plan Administrator will be liable for any good faith act or for any good faith omission to act, including, without limitation, any claim or liability arising out of failure to terminate a participant’s account upon the participant’s death, the prices at which Common Shares are purchased or sold for a participant’s account, the times when purchases or sales of Common Shares are made, or fluctuations in the market value of Common Shares. However, nothing contained in this provision affects a Shareholder’s right to bring a cause of action based on alleged violations of the federal securities laws.

Voting

Each Shareholder proxy will include those Common Shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for Common Shares held pursuant to the Plan in accordance with the instructions of the participants.

Taxation

The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Amendments to Plan

The Fund reserves the right to suspend, amend or terminate the Plan at any time. All Shareholders of record, both participants and non-participants in the Plan, will be notified of any suspension, termination or significant amendment of the Plan. If the Plan is terminated, Common Shares held in the participants’ accounts will be distributed to the participants. Any change in the source of purchase of Common Shares under the Plan from open market purchases or direct issuance by the Plan Administrator does not constitute an amendment to the Plan.

FACTS	WHAT DOES SCHRODERS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■   Social Security number and income

■   account balances and account transactions

■   assets and investment experience

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share clients’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their clients’ personal information; the reasons Schroders chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Schroders share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), or respond to court orders and legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	For inquiries, call (800) 730-2932 or email swzintermediary@schroders.com

Who we are
Who is providing this notice?	■ Schroder Investment Management North America Inc. ■ The Swiss Helvetia Fund, Inc.

What we do
How does Schroders protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to personal information is limited to employees who need it to perform their jobs. Our policies restrict employee use of customer information; requiring it be held in strict confidence.

How does Schroders collect my personal information?

We collect your personal information, for example, when you

■   open an account and provide account information

■   give us your contact information

■   show your driver’s license or government issued ID

■   enter into an investment advisory contract

■   make a wire transfer

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■   sharing for affiliates’ everyday business purposes—information about your creditworthiness

■   affiliates from using your information to market to you

■   sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■   Our affiliates include companies with the Schroder name; financial companies such as Schroder Investment Management North America Limited and Schroder Investment Management Limited; and others, such as the parent, holding company, Schroders plc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■   Nonaffiliates we share with can include companies that help us maintain, process or service your transactions or account(s) or financial products, including companies that perform administrative, accounting, transfer agency, custodial, brokerage or proxy solicitation services, or that assist us in marketing.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Schroders doesn’t jointly market.

THE SWISS HELVETIA FUND, INC.

Independent Directors and Officers

Brian A. Berris

Chairman (Non-executive)

Samuel B. Witt III, Esq.

Director

David R. Bock[1]

Director

Jean-Marc Boillat[2]

Director

Richard A. Brealey[2,3]

Director

Claus Helbig[4]

Director

Margaret M. Cannella[2]

Director

Mark A. Hemenetz

President

Principal Executive Officer

Alan M. Mandel

Treasurer

Principal Financial Officer

Shanak Patnaik

Chief Compliance Officer

Carin F. Muhlbaum

Vice President

William P. Sauer

Vice President

Abby L. Ingber

Chief Legal Officer Secretary

David Marshall

Assistant Treasurer

Mark Tuttle

Assistant Secretary

Angel Lanier

Assistant Secretary

[1] Audit Committee Chair [2] Audit Committee Member [3] Pricing Committee Chair	[4] Governance/Nominating Committee Chair

Investment Adviser

Schroder Investment Management North America, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

Investment Sub-adviser

Schroder Investment Management North America Ltd.

31 Gresham Street

London, EC2V 7QA

Administrator

JPMorgan Chase Bank, N.A.

Custodian

JPMorgan Chase Bank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

(888) 556-0425

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

The Investment Adviser

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Schroder Investment Management North America Inc. (“SIMNA Inc.”)

SIMNA Inc. is an investment adviser registered with the U.S. Securities & Exchange Commission (the “SEC”). It provides asset management products and services to a broad range of clients including Schroder Capital Funds (Delaware), Schroder Series Trust and Schroder Global Series Trust, investment companies registered with the SEC. SIMNA Inc. is part of a global asset management firm with approx- imately $460 billion in assets under management as of June 30, 2016.

Executive Offices

The Swiss Helvetia Fund, Inc.

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

For inquiries and reports:

(800) 730-2932

email: swzintermediary@schroders.com

Website Address

www.swzfund.com

The Fund

The Fund is a non-diversified, closed-end invest- ment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by accessing the Fund’s website www.swzfund.com. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Executive Offices

875 Third Avenue, 22nd Floor

New York, NY 10022

(800) 730-2932

www.swzfund.com

SWZ SAR 6-30-16 Quarterly Report

A SWISS INVESTMENTS FUND

WWW.SWZFUND.COM

SEMIANNUAL REPORT

For the Six Months Ended

June 30, 2016

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments

(a) Schedule is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company & Affiliated Purchasers.

On March 17, 2015, the Fund announced a stock repurchase program effective for 2015, which was also extended for 2016. Under the program, the Fund is authorized to make open-market repurchases of its common stock of up to 500,000 shares. As of June 30, 2016, the Fund had repurchased and retired 281,606 shares of its common stock. The principal purpose of the Fund’s stock repurchase program is to enhance stockholder value by increasing the Fund’s net asset value per share without creating a meaningful adverse effect on the Fund’s expense ratio. The Fund intends to repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable. The table below summarizes the activity for the six months ended June 30, 2016.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
01/01/16-01/31/16	21,800	9.79	61,617	438,383
02/01/16-02/29/16	39,041	9.69	100,658	399,342
03/01/16-03/31/16	56,070	10.02	156,728	343,272
04/01/16-04/30/16	39,513	10.23	196,241	303,759
05/01/16-05/31/16	45,736	10.30	241,977	258,023
06/01/16-06/30/16	39,629	10.27	281,606	218,394
TOTAL	241,789	10.07	281,606	218,394

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to procedures by which shareholders may recommend nominees to the Board of Directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There have not been any changes in Registrant’s control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not Applicable.

(b)	Certification required by Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Swiss Helvetia Fund, Inc.

By:	/s/ Mark A. Hemenetz
Mark A. Hemenetz,
Principal Executive Officer
September 2, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Mark A. Hemenetz
Mark A. Hemenetz,
Principal Executive Officer
September 2, 2016

By:	/s/ Alan M. Mandel
Alan M. Mandel,
Treasurer and Principal Financial Officer
September 2, 2016